-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------
                                    FORM T-1
                                 ---------------
                       STATEMENT OF ELIGIBILITY UNDER THE
                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                                 ---------------

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                          PURSUANT TO SECTION 305(b)(2)

                                 ---------------

                                  SUNTRUST BANK
               (Exact name of trustee as specified in its charter)

    303 PEACHTREE STREET             30303                    58-0466330
         SUITE 300                 (Zip Code)            (I.R.S. employer
     ATLANTA, GEORGIA                                     identification no.)
  (Address of principal
    executive offices)
                                ---------------

                                 B.A. DONALDSON
                                  SUNTRUST BANK
                               25 PARK PLACE, N.E.
                                   24TH FLOOR
                           ATLANTA, GEORGIA 30303-2900
                                 (404) 588-7266
            (Name, address and telephone number of agent for service)

                                 ---------------

                           SABRE HOLDINGS CORPORATION

     DELAWARE                                           75-2662240
(State or other jurisdiction of              (IRS employer identification no.)
incorporation or organization)

4255 AMON CARTER BOULEVARD                                76155
  FORT WORTH, TEXAS                                     (Zip Code)
 (Address of principal
  executive offices)

                            -------------------

                              DEBT SECURITIES
                    (Title of the indenture securities)

-----------------------------------------------------------------------------
                                                              333-
-----------------------------------------------------------------------------
                                                      Registration No.

1.   General information.
     -------------------

     Furnish the following information as to the trustee -

          Name and address of each examining or supervising authority to which it is subject.

          DEPARTMENT OF BANKING AND FINANCE,
          STATE OF GEORGIA
          ATLANTA, GEORGIA

          FEDERAL RESERVE BANK OF ATLANTA
          104 MARIETTA STREET, N.W.
          ATLANTA, GEORGIA

          FEDERAL DEPOSIT INSURANCE CORPORATION
          WASHINGTON, D.C.

          Whether it is authorized to exercise corporate trust powers.

          YES.

2.   Affiliations with obligor.
     -------------------------

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     NONE.


NO RESPONSES ARE INCLUDED FOR ITEMS 3 THROUGH 12. RESPONSES TO THOSE ITEMS ARE NOT REQUIRED BECAUSE, AS PROVIDED IN GENERAL INSTRUCTION (B) TO ITEM 13, THE OBLIGOR IS NOT IN DEFAULT ON ANY SECURITIES ISSUED UNDER INDENTURES UNDER WHICH SUNTRUST BANK IS A TRUSTEE.


13.  Defaults by the Obligor.
     -----------------------

     (a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

     SUNTRUST BANK IS NOT A TRUSTEE UNDER ANY OTHER INDENTURE UNDER WHICH SECURITIES OF THE OBLIGOR ARE OUTSTANDING. ACCORDINGLY, THERE IS NOT AND HAS NOT BEEN ANY SUCH DEFAULT.

     (b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

     THERE HAS NOT BEEN ANY SUCH DEFAULT.


NO RESPONSES ARE INCLUDED FOR ITEMS 14 AND 15. RESPONSES TO THOSE ITEMS ARE NOT REQUIRED BECAUSE, AS PROVIDED IN GENERAL INSTRUCTION (B) TO ITEM 13, THE OBLIGOR IS NOT IN DEFAULT ON ANY SECURITIES ISSUED UNDER INDENTURES UNDER WHICH SUNTRUST BANK IS A TRUSTEE.


16.  List of Exhibits.
     ----------------

     List below all exhibits filed as a part of this statement of eligibility; exhibits identified in parentheses are filed with the Commission and are incorporated herein by reference as exhibits hereto pursuant to Rule 7a-29 under the Trust Indenture Act of 1939, as amended, and Rule 24 of the Commission's Rules of Practice.

     (1) A copy of the Articles of Amendment and Restated Articles of Association of the trustee as now in effect. (Exhibit 1 to Form T-1, Registration No. 333-25463 and Certificate of Merger and Name Change herein attached.)

     (2) A copy of the certificate of authority of the trustee to commence business. (Included in Exhibit 1.)

     (3) A copy of the authorization of the trustee to exercise corporate trust powers. (Included in Exhibit 1.)

     (4) A copy of the existing by-laws of the trustee. (Exhibit 4 to Form T-1, Registration No. 333-25463)

     (5)  Not applicable.

     (6) The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939.

     (7) A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority as of the close of business on December 31, 1999.

     (8)  Not applicable.

     (9)  Not applicable.

                                 SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, SunTrust Bank, a banking corporation organized and existing under the laws of the State of Georgia, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta and the State of Georgia, on the 14th day of April, 2000.

                                                SUNTRUST BANK



                                                By: /s/ B.A. Donaldson
                                                   -------------------
                                                        B.A. Donaldson
                                                        Vice President

                           EXHIBIT 1 TO FORM T-1


                          ARTICLES OF ASSOCIATION
                                     OF
                               SUNTRUST BANK

           (Exhibit 1 to Form T-1, Registration No. 333-25463 and
          Certificate of Merger and Name Change herein attached.)

                           EXHIBIT 2 TO FORM T-1


                          CERTIFICATE OF AUTHORITY
                                     OF
                     SUNTRUST BANK TO COMMENCE BUSINESS

                          (Included in Exhibit 1.)

                           EXHIBIT 3 TO FORM T-1


                               AUTHORIZATION
                                     OF
                         SUNTRUST BANK TO EXERCISE
                           CORPORATE TRUST POWERS

                          (Included in Exhibit 1.)

                           EXHIBIT 4 TO FORM T-1


                                  BY-LAWS
                                     OF
                               SUNTRUST BANK

            (Exhibit 4 to Form T-1, Registration No. 333-25463)

                           EXHIBIT 5 TO FORM T-1


                  (INTENTIONALLY OMITTED. NOT APPLICABLE.)

                           EXHIBIT 6 TO FORM T-1


                             CONSENT OF TRUSTEE

     Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, in connection with the proposed issuance of Debt Securities of Sabre Holdings Corporation, SunTrust Bank hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                                SUNTRUST BANK



                                                BY:/s/ B.A. Donaldson
                                                   ------------------
                                                       B.A. Donaldson
                                                       Vice President

                           EXHIBIT 7 TO FORM T-1


                            REPORT OF CONDITION
                                (ATTACHED.)

                           EXHIBIT 8 TO FORM T-1


                  (INTENTIONALLY OMITTED. NOT APPLICABLE.)

                           EXHIBIT 9 TO FORM T-1


                  (INTENTIONALLY OMITTED. NOT APPLICABLE.)

      SECRETARY OF STATE                        DOCKET NUMBER : 000030647/61233
    CORPORATIONS DIVISION                       CONTROL NUMBER: J715952
        315 WEST TOWER                          EFFECTIVE DATE: 01/01/2000
#2 MARTIN LUTHER KING, JR. DR.                  REFERENCE     : 0077
 ATLANTA, GEORGIA 30334-1530                    PRINT DATE    : 01/01/2000
                                                FORM NUMBER   : 402

MARGARET U. HODGSON
SUNTRUST BANKS, INC.
P.O. BOX 4418, MAIL CODE 643-SP
ATLANTA, GEORGIA 30302-4418

                   CERTIFICATE OF MERGER AND NAME CHANGE

I, Cathy Cox, the Secretary of State of the State of Georgia, do hereby issue this certificate pursuant to Georgia Law certifying the filing of articles or a certificate of merger, fees and required statutory approval regarding the merger of the below entities, effective as of the date shown above.

Surviving or Acquiring Entity:
SUNTRUST BANK, ATLANTA
Atlanta, Fulton County, Georgia

Changing its name to:
SUNTRUST BANK

Nonsurviving Entity/Entities:
SUNTRUST BANK, ALABAMA, NATIONAL ASSOCIATION
SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION
SUNTRUST BANK, EAST CENTRAL FLORIDA
SUNTRUST BANK, GULF COAST
SUNTRUST BANK, MIAMI, NATIONAL ASSOCIATION
SUNTRUST BANK, MID-FLORIDA, NATIONAL ASSOCIATION


                                                    /s/ Cathy Cox
                                                    Cathy Cox

SECRETARY OF STATE                              DOCKET NUMBER : 000030647
CORPORATIONS DIVISION                           CONTROL NUMBER: J715952
315 WEST TOWER                                  EFFECTIVE DATE: 01/01/2000
#2 MARTIN LUTHER KING, JR. DR.                  REFERENCE     : 0077
ATLANTA, GEORGIA 30334-1530                     PRINT DATE    : 01/06/2000
                                                FORM NUMBER   : 402


                        CERTIFICATE OF MERGER CONT'D

SUNTRUST BANK, NATURE COAST
SUNTRUST BANK, NORTH CENTRAL FLORIDA
SUNTRUST BANK, NORTH FLORIDA, NATIONAL ASSOCIATION
SUNTRUST BANK, NORTHWEST FLORIDA
SUNTRUST BANK, SOUTH FLORIDA, NATIONAL ASSOCIATION
SUNTRUST BANK, SOUTHWEST FLORIDA
SUNTRUST BANK, TAMPA BAY
SUNTRUST BANK, AUGUSTA,  NATIONAL  ASSOCIATION
SUNTRUST BANK, MIDDLE GEORGIA, NATIONAL ASSOCIATION SUNTRUST BANK, NORTHEAST GEORGIA, NATIONAL ASSOCIATION SUNTRUST BANK, NORTHWEST GEORGIA, NATIONAL ASSOCIATION SUNTRUST BANK, SAVANNAH, NATIONAL ASSOCIATION
SUNTRUST BANK, SOUTH GEORGIA, NATIONAL ASSOCIATION
SUNTRUST BANK, SOUTHEAST GEORGIA, NATIONAL ASSOCIATION SUNTRUST BANK, WEST GEORGIA, NATIONAL ASSOCIATION
SUNTRUST BANK, CHATTANOOGA,  NATIONAL ASSOCIATION
SUNTRUST BANK, EAST TENNESSEE, NATIONAL ASSOCIATION SUNTRUST BANK, NASHVILLE, NATIONAL ASSOCIATION
SUNTRUST BANK, SOUTH CENTRAL TENNESSEE, NATIONAL ASSOCIATION

SECRETARY OF STATE                              DOCKET NUMBER :  000030627
CORPORATIONS DIVISION                           CONTROL NUMBER:  J715952
315 WEST TOWER                                  EFFECTIVE DATE:  01/01/2000
#2 MARTIN LUTHER KING, JR. DR.                  REFERENCE     :  0077
ATLANTA, GEORGIA  30334-1530                    PRINT DATE    :  01/03/2000
                                                FORM NUMBER   :  401


MARGARET U. HODGSON
SUNTRUST BANKS, INC.
P.O. BOX 4418, MAIL CODE 643-SP
ATLANTA, GEORGIA  30302-4418

                           CERTIFICATE OF MERGER

I, Cathy Cox, the Secretary of State of the State of Georgia, do hereby issue this certificate pursuant to Georgia Law certifying the filing of articles or a certificate of merger, fees and required statutory approval regarding the merger of the below entities, effective as of the date shown above.

Surviving or Acquiring Entity:
SUNTRUST BANK
ATLANTA, FULTON COUNTY, GEORGIA
Nonsurviving Entity/Entities:
CRESTAR BANK
A RICHMOND, VIRGINIA BANK


                                                      /s/ Cathy Cox
                                                        Cathy Cox

SUNTRUST BANK ATLANTA         Call Date:     12/31/1999     State#:   130330    FFIEC 031
P.O. BOX 4418 CENTER 632      Vendor ID:     D               Cert#:   00867     RC-1
ATLANTA, GA 30302             Transit #:     61000104
                                                                                ---------
                                                                                    11
                                                                                ---------

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR DECEMBER 31, 1999

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC - BALANCE SHEET

                                                     Dollar Amounts in Thousands
--------------------------------------------------------------------------------

ASSETS
1. Cash and balances due from depository institutions (from Schedule RC-A):                       RCFD
                                                                                                  ----
   a. Noninterest-bearing balances and currency and coin (1)...................................   0061       979,460     1.a
   b. Interest-bearing balances (2)............................................................   0071         8,271     1.b
2. Securities:
   a. Held-to-maturity securities (from Schedule RC-B, column A)...............................   1754             0     2.a
   b. Available-for-sale securities (from Schedule RC-B, column D).............................   1773     3,595,042     2.b
3. Federal funds sold and securities purchased under agreements to resell......................   1350     2,636,783     3
4. Loans and lease financing receivables:                                    RCFD
                                                                             ----
   a. Loans and leases, net of unearned income (from Schedule RC-C).......   2122    15,545,738                          4.a
   b. LESS: Allowance for loan and lease losses...........................   3123       123,398                          4.b
   c. LESS: Allocated transfer risk reserve...............................   3128             0                          4.c
   d. Loans and leases, net of unearned income,                                                   RCFD
                                                                                                  ----
      allowance, and reserve (item 4.a minus 4.b and 4.c)......................................   2125    15,422,340     4.d
5. Trading assets (from Schedule RC-D).........................................................   3545        70,521     5.
6. Premises and fixed assets (including capitalized leases)....................................   2145       105,765     6.
7. Other real estate owned (from Schedule RC-M)................................................   2150         1,056     7.
8. Investments in unconsolidated subsidiaries and associated companies
   (from Schedule RC-M)........................................................................   2130        12,884     8.
9. Customer's liability to this bank on acceptances outstanding................................   2158       179,938     9.
10. Intangible assets (from Schedule RC-M).....................................................   2148        13,683     10.
11. Other assets (from Schedule RC-F)..........................................................   2160       300,624     11.
12. Total assets (sum of items 1 through 11)...................................................   2170     23,328,136    12.

----------

(1)  Includes  cash items in process of  collection  and  unposted  debits.
(2)  Includes time certificates of deposit not held for trading.

SUNTRUST BANK ATLANTA        Call Date:  12/31/1999   State #: 130330  FFIEC 031
P.O. BOX 4418 CENTER 632     Vendor ID:  D            Cert #:  00867      RC-2
ATLANTA, GA 30302            Transit #:  61000104
                                                                                ---------
                                                                                    12
                                                                                ---------

SCHEDULE RC -- CONTINUED

                                                                                              Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------------
LIABILITIES
13. Deposits:
    a. In domestic offices (sum of totals of columns A and C                                  RCON
                                                                                              ----
       from Schedule RC-E, part I)......................................  RCON                2200    7,354,964   13.a
                                                                          ----
       (1) Noninterest-bearing(1).......................................  6631     3,132,703                      13.a.1
       (2) Interest-bearing.............................................  6636     4,222,261                      13.a.2
    b. In foreign offices, Edge and Agreement subsidiaries, and                               RCFN
                                                                                              ----
       IBFs (from Schedule RC-E, part II)...............................  RCFN                2200    5,198,885   13.b
                                                                          ----
       (1) Noninterest-bearing..........................................  6631             0                      13.b1
       (2) Interest-bearing.............................................  6636     5,198,885  RCFD
                                                                                              ----                13.b2
14. Federal funds purchased and securities sold under agreements to
    repurchase............................................................................... 2800    5,139,291   14
                                                                                              RCON
                                                                                              ----
15.a. Demand noted issued to the U.S. Treasury............................................... 2840            0   15.a
                                                                                              RCFD
                                                                                              ----
   b. Trading liabilities (from Schedule RC-D)............................................... 3548            0   15.b
16. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases):
    a. With a remaining maturity on one year or less......................................... 2332      459,758   16.a
    b. With a remaining maturity of more than one year through three years................... A547      250,000   16.b
    c. With a remaining maturity of more than three years.................................... A548      752,623   16.c
17. Not applicable
18. Bank's liability on acceptances executed and outstanding................................. 2920      179,938   18
19. Subordinated notes and debentures(2)..................................................... 3200      250,000   19
20. Other liabilities (from Schedule RC-G)................................................... 2930    1,216,643   20
21. Total liabilities (sum of items 13 through 20)........................................... 2948   20,802,153   21
22. Not applicable
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus............................................ 3838            0   23
24. Common stock............................................................................. 3230       21,601   24
25. Surplus (exclude all surplus related to preferred stock)................................. 3839      853,406   25
26. a. Undivided profits and capital reserves................................................ 3632      758,543   26.a
    b. Net unrealized holding gains (losses) on available-for-sale securities................ B434      890,433   26.b
    c. Accumulated net gains (losses) on cash flow hedges.................................... 4336            0   26.c
27. Cumulative foreign currency translation adjustments...................................... 3284            0   27
28. Total equity capital (sum of items 23 through 27)........................................ 3210    2,523,883   28
29. Total liabilities and equity capital (sum of items 21 and 28)............................ 3300   23,326,136   29
Memorandum
To be reported only with the March Report of Condition.
1. Indicate in the box at the right the number of the statement below that best describes
   the most comprehensive level of auditing work performed for the bank by independent        RCFD      Number
                                                                                              ----
   external auditors as of any date during 1998.............................................. 6724         N/A    M.1


1    =    Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank
2    =    Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)
3    =    Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)
4    =    Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)
5    =    Review of the bank's financial statements by external auditors
6    =    Compilation of the bank's financial statements by external auditors
7    =    Other audit procedures (excluding tax preparation
          work)
8    =    No external audit work

--------------------------

 (1) Includes total demand deposits and noninterest-bearing time and savings deposits.
 (2) Includes limited-life preferred stock and related surplus.